UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 5, 2011
Astrotech Corporation
(Exact name of registrant as specified in its charter)

Washington	001-34426	91-1273737

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Congress Ave. Suite 1650, Austin, Texas	78701

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (512) 485-9530
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On May 11, 2011, Astrotech Corporation announced that on May 5, 2011 its Astrotech Space Operations subsidiary entered into a $16.2 million contract to fabricate, install, and test Ground Support Equipment (GSE) for the U.S. government. Fabrication begins immediately under a firm fixed-price contract with delivery targeted for the first quarter of fiscal year 2013. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

99.1	Press release, dated May 11, 2011, issued by Astrotech Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2011	ASTROTECH CORPORATION
	By:	/s/ Thomas B. Pickens III
		Name:	Thomas B. Pickens III
		Title:	Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Paper (P) or
Exhibit No.	Description	Electronic (E)
99.1	Press release, dated May 11, 2011, issued by Astrotech Corporation.	E